SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

          On June 6, 2002, we issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, relating to our intention to offer approximately $210 million in aggregate principal amount of Senior Secured Notes in a Rule 144A offering (the "Notes"). We intend to use the proceeds of the Notes to repay, redeem or repurchase indebtedness consisting of Riviera Holdings Corporation 10% first mortgage notes due 2004 and Riviera Black Hawk, Inc. 13% first mortgage notes due 2005 with contingent interest. The press release is attached as Exhibit 99.1 to this report on Form 8-K.









Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

99.1     Press Release of Riviera Holdings Corporation, dated June 6, 2002.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2002                           RIVIERA HOLDINGS CORPORATION


                                               By: /s/ Duane Krohn
                                               Treasurer and CFO

                                  EXHIBIT INDEX

    Exhibit
    Number                          Description

     99.1     Press Release of Riviera Holdings Corporation, dated June 6, 2002.